NONQUALIFIED STOCK OPTION AGREEMENT


       Under the Dixie Yarns, Inc. Incentive Stock Plan



     THIS OPTION AGREEMENT dated as of _________________,

between Dixie Yarns, Inc. a Tennessee corporation

(hereinafter the "Company"), and  ________________ , a key

employee of the Company or of an Affiliate corporation of the

Company (hereinafter the "Employee") which Employee was

selected by the Compensation Committee of the Board of

Directors of the Company (hereinafter the "Committee").

     WHEREAS, the Company desires to grant Employee an option

as hereinafter described pursuant to the Incentive Stock Plan

(a copy of which is attached hereto) of Dixie Yarns, Inc. and its Affiliates (hereinafter the "Plan"); and

     WHEREAS, Employee desires to accept such option.

     NOW THEREFORE, in consideration of the mutual covenants

hereinafter set forth and for other good and valuable

consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. SHARES SUBJECT TO OPTION. Effective _________________

the Company irrevocably grants to the Employee, not in lieu

of salary or any other compensation for services, the option to purchase all or any part of an aggregate of ( ______ )

shares of Common Stock, three dollars ($3.00) par value, of

the Company (hereinafter "Common Stock") upon the terms and

conditions herein set forth (hereinafter the "Option").




     2.  EXERCISE PRICE.  The purchase price of the shares

of Common Stock subject to the Option shall be $ ____   per

share (an amount equal to the fair market value thereof).

     3.  TIME AND MANNER OF EXERCISE.  Subject to the

provisions of Paragraphs 4, 5, 6, 7, and 14 hereof, the

Option shall become exercisable as to the percentage of the

aggregate number of shares covered by the Option on and after each of the following dates during the term of the Option as follows:

         25 percent on or after  _________________ .

         50 percent on or after  _________________ .

         75 percent on or after  _________________ .

        100 percent on or after  _________________ .

     The Option shall be exercisable in whole at any time, or

in part from time to time, during the term of the Option as

to all or any of the shares then exercisable under the

Option, but not as to less than 100 shares (or the remaining shares then covered by the Option if less than 100 shares) at any one time.  The term of the Option shall be ten (10) years from the date hereof or such shorter period as is prescribed in Paragraphs 4, 5, 6, and 7 hereof, at which time the Option shall automatically expire.

     Except as provided in Paragraphs 4, 5, 6, and 7 hereof,

the Option shall not be exercisable unless the Employee

shall, at the time of exercise, be an employee of the Company or of an Affiliate corporation of the Company.  The holder of


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the Option shall have none of the rights of a stockholder

with respect to the shares of Common Stock subject to the

Option until such shares have been issued to him upon the

exercise of the Option.  Unless otherwise provided herein,

no adjustments shall be made for dividends or other rights

for which the record date is prior to the date the Option is exercised.

     4.  ANTI-ASSIGNMENT PROVISION.  Except as may be

approved by the Committee where such approval will not

adversely affect compliance of the Plan with Rule 16b-3

under the Securities and Exchange Act of 1934, as amended,

the Option shall not be transferable by the Employee

otherwise than by will or the laws of descent and

distribution, and the Option is exercisable, during his

lifetime, only by him.  More particularly (but without

limiting the generality of the foregoing), the Option may

not be assigned, transferred (except as aforesaid), pledged,

hypothecated or encumbered in whole or in part either

directly or by operation of law or otherwise (except in the

event of an Employee's death) including but not by way of

limitation, execution, levy, garnishment, attachment, pledge,

bankruptcy or in any other manner.  In the event of any

unapproved attempted assignment, transfer, pledge,

hypothecation or other disposition of the Option contrary to the provisions hereof, or the levy of any attachment or

similar process upon the Option, the Option shall

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automatically become null and void.  Any transfer of an

Option approved by the Committee shall cause the transferee

to be treated as the "Employee" for all purposes of the Plan unless the Committee directs otherwise.

     5.  TERMINATION OF EMPLOYMENT.  In the event that the

employment of the Employee shall be terminated (otherwise

than by reason of death, retirement or disability), the

Option shall cease to be exercisable on the date of such

termination of employment.  The Option shall not be affected by any change of employment so long as Employee continues in the employ of the Company or of an Affiliate corporation of

the Company or is in Committee approved employment pursuant

to Paragraph 13.

     6.  DEATH OF EMPLOYEE.  Subject to Paragraph 14 hereof,

if the Employee dies while holding an Option which has not

expired and has not been fully exercised, the Option may be

exercised by the Employee's designated beneficiary to the

extent the Option was exercisable immediately prior to the

Employee's death or to the extent the Option would have been exercisable in the year immediately following the Employee's death had Employee survived.  If there is no designated

beneficiary, then such right of exercise shall be by the

legal representatives of the Employee's estate.  Such

exercise may take place at any time within one year after the date of the Employee's death (but in no event after the date the option has expired).

     7.  TERMINATION DUE TO DISABILITY OR RETIREMENT.  In

the event that the employment of Employee terminates due to

disability or retirement, the Option may be exercised to the extent exercisable at the termination of Employee's

employment by Employee at any time within three years after

such termination, subject to Paragraphs 6 and 14 hereof, but in no event after the date the Option has expired.

     8.  ADJUSTMENT OF COMMON STOCK.  In the event that

prior to the delivery by the Company of all the stocks

subject to the Option, there is any change in the outstanding

Common Stock (and stock of any other class into which such

shares may thereafter be changed) of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-

off, recapitalization, merger, consolidation, rights

offering, reorganization, combination or exchange of shares,

a sale by the Company of all or part of its assets, a change in control, any distribution to shareholders other than a

normal cash dividend, or other extraordinary or unusual

event, if the Committee shall determine that such change

equitably requires an adjustment in the terms of the Option

or the number of shares subject to the Option, such

adjustment may be made by the Committee and shall be final,

conclusive and binding for all purposes of the Plan.  In any such event, no fractional share shall be issued upon exercise of this Option, and the price paid shall be appropriately

reduced on account of any fractional share not issued;

further, the minimum number of full shares which may be

purchased upon such exercise shall be the minimum number

specified in Paragraph 3 hereof adjusted proportionately.

     9.  EMPLOYMENT STATUS.  The Option Agreement does not

confer upon the Employee any right to continue in the employ of the Company or of any Affiliate corporation, nor does it

interfere in any way with the right of the Company or of any

Affiliate corporation to terminate the employment of the

Employee at any time with or without cause.

    10.  NOTICE AND FORM OF PAYMENT.  Subject to the terms

and conditions of this Agreement, the Option may be exercised by written notice to the Company at its corporate

headquarters in Chattanooga, Tennessee, Attention of

Jeffrey Laseter.  Such notice and exercise of options shall

be made in a manner suitable to the Company.  Payment of the purchase price shall be made by certified or bank cashier's

check payable to the order of "Dixie Yarns, Inc."; provided

however, that all or part of the purchase price may be paid

by surrender to the Company of whole shares of Common Stock

of the Company owned by the Employee with a fair market value at the close of business on the day of exercise of the Option equal to the purchase price (or the portion thereof not to be paid by check).  The certificate for the shares as to which

the Option is exercised shall be registered in the name of

the person exercising the Option and shall be delivered to or upon the written order of the person exercising the Option.

All shares issued as provided herein will be fully paid and

nonassessable.

    11.  PAYMENT OF EXPENSES.  The Company shall at all

times during the term of the Option reserve and keep

available such number of shares of Common Stock as will be

sufficient to satisfy the requirements of this Option

Agreement, shall pay all fees and expenses necessarily

incurred by the Company in connection with the issue of

shares pursuant hereto and will use its best efforts to

comply with all laws and regulations which, in the opinion

of counsel for the Company , shall be applicable.

    12.  AFFILIATE.   As used herein, the term "Affiliate"

corporation shall mean any entity in which the Company has a substantial direct or indirect equity interest, as determined by the Committee.

    13.  EMPLOYMENT.  As used herein, the term "employment"

shall mean the employment or performance of services by an

individual for the Company or any of its Affiliates and for

an employer other than the Company or its Affiliates provided that (i) such employment or performance of services is under-

taken by the individual at the request of the Company,

(ii) immediately prior to undertaking such employment or

performance of services, the individual was employed by or

performing services for the Company or its Affiliates and

(iii) such employment or performance of services is in the

best interests of the Company and is approved by the

Committee as such.

    14.  SEC REQUIREMENTS.  This Agreement has been entered

into pursuant to Section 5 of the Plan.  Notwithstanding

anything to the contrary contained in this Agreement, this

Option shall not be exercisable unless and until (a) a

registration statement under the Securities and Exchange Act of 1934 as amended with respect to such shares shall be

effective; and (b) any other applicable laws, rules and

regulations, and such approvals by any governmental agencies as may be required, shall have been complied with or

obtained.

    15.  WITHHOLDING.  Upon the exercise of the Option, the

Company shall not deliver or otherwise make such common stock available to the Employee or his beneficiary or

representative until the Company has received from the

applicable party, in cash or any other form acceptable to the

Company, the amount necessary to enable the company to remit to the appropriate government entity on behalf of the

applicable party the amount required to be withheld for taxes with respect to such transaction.

    16.  NON-QUALIFIED STATUS.  It is the intention of the

parties to this Agreement that this Option NOT qualify as an

"incentive stock option" under Section 422A of the Code.  Any provision of this Option Agreement which is inconsistent with the requirements for being a nonqualified stock option shall be deemed null and void.

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    17.  CONTROLLING AUTHORITY.  This Option is governed by

and subject to all the terms and provisions of the Plan.  All decisions of the Compensation Committee with respect to any

question or issue arising under the Plan or this Agreement

shall be conclusive and binding on all persons.

    18.  GOVERNING LAW.  This Option Agreement has been

entered into pursuant to and shall be governed by the laws of the State of Tennessee.

    19.  GENDER AND NUMBER.  Any use of the masculine

includes the feminine and the neuter; and any use of the

singular includes the plural, whenever such meanings are

appropriate.

    20.  HEADINGS.  The headings appearing at the beginning

of each Paragraph in this Agreement are intended only as an

index and are not to be construed to vary the meaning of the provision to which they refer.


     IN WITNESS WHEREOF , the Company has caused this Option

Agreement to be duly executed by its officer thereunto duly

authorized, and the Employee has hereunto set his hand, all

as of the date and year first above written.



                                DIXIE YARNS, INC.


                                By: _________________________
                                    Company Officer


                                    _________________________
                                    Employee

                             -9-



                      DIXIE YARNS, INC.


    Employee's Acknowledgment of Receipt of Disclosures

                Under the Incentive Stock Plan



     I, ____________________ , a participant in the Dixie Yarns, Inc. Incentive Stock Plan (the "Plan"), in connection with the purchase of __________ shares of common stock of Dixie Yarns, Inc., a Tennessee corporation (the "Company") this _______ day of ______________ , 19____ , under an Option
Agreement dated as of __________________ between myself and the Company, do hereby represent and warrant that I have received a copy of the Prospectus relating to the Plan dated _______________ , 19____ , and copies of all of the Company's subsequent periodic financial reports, and have also had the opportunity to ask questions and receive information from the Company about the Company, its business, its financial condition, and other matters that I deem relevant.


Date: ______________ Signature: ____________________________